Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
28	Subsequent Events

On January 3, 2024, the Group paid a liability of USD 5,000,000 related to SEC settlement obligation (Note 16).

On February 4, 2022, the Group filed a court case against its customer for recovery of USD 3,313,538 and associated costs and received verdict in its favor. On July 17, 2024, the UAE court of appeal made a final decision in the Group’s favor and retained the initial decision without change.

On September 2, 2024, the Group held an extraordinary general meeting of shareholders. As a result of the meeting, the Group’s new board of directors appointed.

On October 3, 2023, Brooge Energy Limited announced receiving a formal proposal submitted by Gulf Navigation Holdings PJSC (GulfNav), the Dubai Financial Market listed maritime and shipping company, to acquire fully all of the businesses and assets from Brooge Energy Limited. On September 20, 2024, Brooge Energy Limited executed a term sheet that reflects the principal terms of the acquisition. The term sheet outlines the foundational elements of a potential sale and purchase agreement.